Filed Pursuant to Rule 497(e)
Registration No. 33-66262
GAMCO GLOBAL SERIES FUNDS, INC.
(the “COMPANY”)
The GAMCO Global Telecommunications Fund
The GAMCO Global Growth Fund
The GAMCO Global Opportunity Fund
The GAMCO Vertumnus Fund
(the “Funds”)
Supplement dated June 30, 2011
to the Company’s ABCI Prospectus dated April 29, 2011
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Funds, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the Prospectus to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G.distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the Prospectus for contacting the Funds have not changed.
The following sub-heading replaces a similar sub-heading under the “Purchase of Shares” section on page 38 of the Fund’s ABCI Prospectus:
Additional Purchase Information for Class A Shares, Class C Shares, and Class I Shares
The following paragraph has been inserted on page 38 of the Fund’s ABCI Prospectus under the paragraph entitled “Telephone or Internet Investment Plan” under the sub-heading “Additional Purchase Information for Class A Shares, Class B Shares, Class C Shares, and Class I Shares” in the “Purchase of Shares” section:
Voluntary Conversion. Shareholders who currently hold Class A Shares and are eligible to purchase Class I Shares may convert existing Class A Shares to Class I Shares of the same fund through their dealer if the dealer has a specific agreement with the Distributor. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (“IRS”), this voluntary conversion of Class A Shares to Class I Shares is not treated as a taxable event.